UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 14, 2006

THE SHERIDAN GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437

(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On August 22, 2006, TSG Holdings Corp. (“Parent”), our parent company which is not a registrant with the Securities and Exchange Commission, entered into a non-binding letter of intent for the acquisition by Parent of the outstanding shares of Euradius BV and Euradius International BV.  The acquisition of this European printing company is expected to close near year-end, pending the completion of due diligence and definitive documentation.  We expect that the acquisition will be financed through facilities of Parent and the acquired companies.  Upon acquisition,  the companies being acquired will not be subsidiaries of The Sheridan Group, Inc. and their financial results will not be incorporated into The Sheridan Group, Inc.’s consolidated financial statements.

The information in this report is being furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006

THE SHERIDAN GROUP, INC.

By:	/s/ Robert M. Jakobe
Name: Robert M. Jakobe
Title: Vice President and Chief Financial Officer